UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

DIGITAL POWER CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-12711 (Commission File No.)	94-1721931 (I.R.S. Employer Identification No.)

41324 Christy Street, Fremont, California 94538-3158
(Address of principal executive offices)  (Zip Code)

(510) 657-2635
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(b)
On February 15, 2008, Digital Power Corporation (the “Company”) separated employment with Mr. Jonathan Wax as its Chief Executive Officer (Principal Executive Officer). A copy of Mr. Wax’s employment agreement which contains the terms for his separation is filed herewith as Exhibit 10.13 to the Company’s Form 10-KSB for the year ended December 31, 2006 and is incorporated herein by reference.

(c)
On February 15, 2007, Mr. Ben-Zion Diamant was appointed as the Interim Chief Executive Officer (Principal Executive Officer) of Digital Power Corporation (the “Company”). Mr.Diamant has been the Board Chairman of Digital Power since 2001 and the Board Chairman of Telkoor Ltd. Since 1994. Telkoor Telecom Ltd. Is a 43.8% shareholder of the Company and one of the Company’s subcontractor. See related party transaction on the Annual Report on Form 10-KSB for the year ended December 31, 2006.

Section 7- Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release announcing the departure of Mr. Wax and the appointment of Mr. Diamant is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1 99.1
Employment Agreement between the Company and Mr. Wax dated December 20, 2005 (filed as Exhibit 10.13 to Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2006 and incorporated herein by reference).
Press Release dated February 20, 2008 *

*
Exhibits 99.1 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION
a California Corporation

Dated: February 20, 2008

/s/ Ben-ZionDiamant
Ben-Zion Diamant,
Chief Executive Officer
(Principal Executive Officer)